                                                                  EXECUTION COPY

                                    AMENDMENT AND AGREEMENT dated as of
                           September 29, 2005 (this "Amendment"), to the Credit
                           Agreement dated as of June 6, 2002 (as amended as of
                           December 4, 2002, as amended and restated as of June
                           6, 2003, and as further amended as of December 17,
                           2003 and December 21, 2004, the "Credit Agreement"),
                           among TriMas Corporation, a Delaware corporation
                           ("Holdings"), TriMas Company LLC, a Delaware limited
                           liability company, (the "Parent Borrower"), the
                           Subsidiary Term Borrowers and the Foreign Subsidiary
                           Borrowers (each, as defined in the Credit Agreement)
                           party thereto (collectively, the "Borrowers"), the
                           lenders from time to time party thereto (the
                           "Lenders"), JPMorgan Chase Bank, N.A. (formerly known
                           as JPMorgan Chase Bank) as administrative agent and
                           collateral agent, CSFB Cayman Islands Branch, as
                           syndication agent, and Comerica Bank, National City
                           Bank, and Wachovia Bank, National Association, each
                           as documentation agent.

                  A. Holdings and the Borrowers have requested that the Required
Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  B. The Required Lenders are willing so to amend such
provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

                  SECTION 1. Amendment to Section 1.01. (a) The definition of
"Applicable Rate" is hereby amended by amending and restating the relevant portions of the first table thereof as follows:

================================ ================== ======================== =================== ======================
        Leverage Ratio:           Revolving Loan        Revolving Loan           Tranche B/           Tranche B/
        ---------------           ---------------       ---------------          ----------           ----------
                                    ABR Spread        Eurocurrency Spread      Term Loan ABR          Term Loan
                                    ----------        -------------------      --------------         ---------
                                                                                   Spread         Eurocurrency Spread
                                                                                   ------         -------------------
-------------------------------- ------------------ ------------------------ ------------------- ----------------------

          Category 1                   2.50%                 3.50%                 2.75%                 3.75%
          ----------
    Greater than 4.25 to 1
-------------------------------- ------------------ ------------------------ ------------------- ----------------------
          Category 2                   2.25%                 3.25%                 2.50%                 3.50%
          ----------
Less than or equal to 4.25 to 1
    but greater than 4 to 1
================================ ================== ======================== =================== ======================

                  (b) The definition of "Consolidated EBITDA" is hereby amended by (i) deleting the text "and" at the end of clause (xvii) thereof and substituting "," therefor and (ii) inserting "and (xviv) solely for purposes of determining compliance with Section 6.12 and Section 6.13, any nonrecurring expenses or similar costs incurred relating to the completion of cost savings initiatives, including production sourcing expenses related

thereto, not to exceed in the aggregate $5,000,000" at the end of clause (xviii)
thereof and before the word "minus".

                  SECTION 2. Amendment to Section 2.05. Section 2.05(b) is
hereby amended by deleting the text "40,000,000" in clause (i) of the third sentence thereof and substituting "45,000,000" therefor.

                  SECTION 3. Amendment to Section 6.01. Section 6.01(a) is
hereby amended by (a) deleting the text "and" at the end of clause (xii)
thereof, (b) deleting the text "." at the end of clause (xiii) thereof and substituting "; and" therefor and (c) inserting the following new clause at the end thereof:

         (xiv) Indebtedness of any Foreign Subsidiary Borrower incurred for the express purpose of repatriating dividends (whether through dividends, repayment of intercompany indebtedness or otherwise) under Section 965 of the Code, provided, that (i) the aggregate principal amount of Indebtedness permitted by this clause (xiv) shall not exceed $35,000,000, (ii) the Net Proceeds of any
Indebtedness incurred in reliance on this clause (xiv) is repatriated as soon as practicable after receipt thereof by the relevant Foreign Subsidiary Borrower and (iii) Parent Borrower shall, within three Business Days after the Net
Proceeds of any Indebtedness incurred in reliance on this clause (xiv) are so repatriated, prepay Term Loans in an amount equal to such Net Proceeds pursuant to Section 2.11(a).

                  SECTION 4. Amendment to Section 6.02. Section 6.02 is hereby amended by (a) deleting the text "and" at the end of clause (h) thereof, (b)
deleting the text "." at the end of clause (i) thereof and substituting "; and"
therefor and (c) adding the following new clause at the end thereof:

                  (j) Liens securing Indebtedness permitted by Section
6.01(a)(xiv).

                  SECTION 5. Amendment to Section 6.04. Section 6.04 is hereby amended by (a) deleting the text "and" at the end of clause (q) thereof, (b)
deleting the text "." at the end of clause (r) thereof and substituting "; and"
therefor and (c) inserting the following new clause at the end thereof:

(s) Guarantees of Indebtedness permitted by Section 6.01(a)(xiv).

                  SECTION 6. Amendment to Section 6.05. Section 6.05 is hereby amended by (a) inserting "and" at the end of clause (j) thereof and (b)
inserting the following new clause at the end thereof:

(k) sales, transfers and dispositions of facilities during Fiscal Year 2005 and
Fiscal Year 2006; provided that (i) the aggregate fair market value of all facilities sold, transferred or otherwise disposed of in reliance on this clause
(k) shall not exceed $5,000,000 in the aggregate, and (ii) in the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Parent Borrower or any Subsidiary in respect of any sale, transfer or disposition made in reliance on this clause (k), the Parent Borrower shall,

                                       2

within three Business Days after such Net Proceeds are received, prepay Term
Loans in an amount equal to such Net Proceeds pursuant to Section 2.11(a).

                  The Required Lenders hereby agree that any sale, transfer or disposition made in reliance on Section 6.05(k) shall not constitute a
Prepayment Event for purposes of Section 2.11(d).

                  SECTION 7. Amendment to Section 6.12. The relevant portion of the table set forth in Section 6.12 is hereby amended and restated in its entirety as follows:

                                  Period                                         Ratio
                                  ------                                         -----

         Third Fiscal Quarter of 2005 to                                      2.00 to 1.00
              the third Fiscal Quarter of 2006

         Fourth Fiscal Quarter of 2006                                        2.10 to 1.00

         First Fiscal Quarter of 2007 and thereafter                          2.75 to 1.00

                  SECTION 8. Amendment to Section 6.13. The relevant portion of the table set forth in Section 6.13 is hereby amended and restated in its entirety as follows:

                                  Period                                         Ratio
                                  ------                                         -----

         Third Fiscal Quarter of 2005 to the first Fiscal Quarter             5.65 to 1.00
         of 2006

         Second Fiscal Quarter of 2006                                        5.50 to 1.00

         Third Fiscal Quarter of 2006                                         5.35 to 1.00

         Fourth Fiscal Quarter of 2006                                        5.00 to 1.00

         First Fiscal Quarter of 2007 and thereafter                          3.25 to 1.00

                  SECTION 9. Representations and Warranties. Each Loan Party
hereto represents and warrants to the Administrative Agent and the Lenders that:

                  (a) this Amendment has been duly authorized, executed and
delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms;

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

                                       3

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 10. Amendment fee. In consideration of the agreements of the Required Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on September 29, 2005, an amendment fee (the "Amendment Fee") equal to 20 basis points on the aggregate amount of the Commitments and outstanding Term
Loans of such Lender.

                  SECTION 11. Conditions to Effectiveness. This Amendment shall become effective as of September 29, 2005 when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of Holdings, the Borrowers listed on
Schedule 1 hereto, the Issuing Bank and the Required Lenders (or, solely with respect to the amendments set forth in Section 2, Lenders having Revolving
Exposures and unused Revolving Commitments representing more than 50% of the sum of all Revolving Exposures and unused Revolving Commitments) and (ii) the
Amendment Fee, (b) the representations and warranties set forth in Section 9 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

                  SECTION 12. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

                  SECTION 13. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 15. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this
Amendment, including the fees, charges and disbursements of Cravath, Swaine &
Moore LLP, counsel for the Administrative Agent.

                  SECTION 16. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                                       4

                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                      TRIMAS CORPORATION,
                           by
                                      /s/ E. R. Autry
                                 ---------------------------------------------
                                 E. R. Autry
                                 Chief Financial Officer

                      TRIMAS COMPANY LLC,
                           by
                                      /s/ E. R. Autry
                                 ---------------------------------------------
                                 E. R. Autry
                                 Vice President - Finance

                      JPMORGAN CHASE BANK, N.A., (formerly known as JPMorgan
                      Chase Bank), Individually and as Administrative Agent,
                      Collateral Agent and Issuing Bank,
                           By
                                      /s/ Richard W. Duker
                                 ---------------------------------------------
                                 Name:  Richard W. Duker
                                 Title:    Managing Director